Exhibit 10.7

                               WARRANT CERTIFICATE


 ___________________ Warrants



                              TOMBSTONE CARDS, INC.

                                   REDEEMABLE
                              UNIT PURCHASE WARRANT


Warrant Number

W-   U1                                                  CUSIP:
_______________                                                _________________




                    Warrants for the Purchase of Units of the
                          no par value Common Stock of

                              TOMBSTONE CARDS, INC.

1. This is to certify that, when this Warrant has been countersigned as hereinafter provided,

                          GARDEN STATE SECURITIES, INC.
                       -----------------------------------
                              ("Registered Holder")

or registered assigns, is entitled to purchase, subject to the terms and conditions hereinafter set forth, at any time from and after August 31, 2006 for a three-year period until August 31, 2009, which three-year period may be extended by the Company upon written notice to the Registered Holder hereof, one (1) Unit, consisting of one Share of Common Stock and two Warrants, an "A" Warrant and a "B" Warrant to purchase common Stock at $2.00 and $5.00, respectively ("Unit") of Tombstone Cards, Inc. each one (1) Warrant exercised, at a purchase price of $0.60 per share, and receive a certificate(s) for the Units and Warrants so purchased, upon presentation and surrender to the Company, with the subscription duly executed, and accompanied by payment of the purchase price of each Unit purchased, either in cash, certified funds, bank cashiers check or bank check, payable to the order of the Company. Fractional Units will not be issued upon the exercise of this Warrant.


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2. The Company  covenants and agrees that all shares of Common Stock or Warrants which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges with respect to the purchase thereof hereunder. However, the Company shall not be obligated to deliver any Units, Shares and Warrants pursuant to the exercise of this Warrant, unless and until, a current Registration Statement under the Securities Act of 1933, as amended, with respect to such Units, Shares, and Warrants remains effective. The Company covenants and agrees and will use its best efforts to cause its current
Registration   Statement  to  become  effective.   This  Warrant  shall  not  be
exercisable in any state where such exercise would be unlawful. The Company will attempt to qualify the shares represented by this Warrant for sale in all jurisdictions where holders of the Company's Warrants reside.

3. The number of Units and resulting Shares of Common Stock and Warrants purchasable upon the exercise of this Warrant and the purchase price shall be subject to adjustment from time to time as set forth below:

         REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

                  If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right, upon exercise of this Warrant, to purchase and receive (in lieu of the Shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such Shares of stock, Units, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Shares or Units of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Shares or Units purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any Shares of stock, Units, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon Holder's exercise of this Warrant and payment of the purchase price in accordance with the terms hereof, such Shares of stock, Units, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  No adjustment of the Exercise Price, however, shall be made in an amount less than $.01 per Unit, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per Unit or more.

4. This Warrant shall be callable and redeemable by the Company upon 30 days written notice to the Registered Holder of this Warrant at $0.001 per warrant, if not exercised prior thereto.

5. The Company agrees at all times to reserve or hold available a sufficient number of shares of its Common Stock to cover the number of shares issuable upon the exercise of this and other Warrants of like tenor then outstanding.

6. This Warrant does not entitle the Registered Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights set forth in this Warrant, and no dividend shall be payable or accrue in respect of this Warrant or the interest represented hereby, or the share purchasable hereunder, until or unless, and except to the extent that, this Warrant shall be exercised.

7. This Warrant is exchangeable upon the surrender hereof by the Registered Holder to the Warrant Agent for new Warrants of like tenor and date, representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such numbers as may be designated by the Registered Holder at the time of such surrender. From the date this offering is closed, this Warrant and all rights hereunder shall be transferable separately from the stock certificate to which it is attached by the Registered Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the Registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

8.       REGISTRATION RIGHTS

         (a) If at any time the Company proposes to register the sale of Units or Shares of Common Stock (whether for itself or any of its security holders) under the Securities Act and the registration form to be used may be used for the registration of shares underlying this Warrant (a "Piggyback Registration"), the Company shall give prompt written notice to the Holder of its intention to effect such a registration and, subject to Section 8 (b) below, shall include in such registration all Units or Shares of Common Stock underlying this Warrant with respect to which the Company has received Holder's written request for inclusion in such registration, provided that such request must be received by Company within 20 days after the date of the Company's notice to Holder. The Registration Expenses in all Piggyback Registrations shall be paid by the Company.

         (b) If a Piggyback Registration is an underwritten primary registration on behalf of the Company or a successor, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall exclude from such registrations the excess amount of shares of Common Stock, and shall include in such registration (i) first, the securities the Company proposes to sell; (ii) second, shares of Common Stock requested to be included in such registration by the holders of all securities of the Company having registration rights, pro rata among the owners of such securities on the basis of the number of shares of Common Stock or equivalent shares of Common Stock owned by each such owner, and (iii) third, other securities requested to be included in such registration, in the Company's discretion.

         (c) Whenever the Holder has requested that any shares of Common Stock underlying this Warrant be registered pursuant to this Section 8, the Company shall use its best efforts to effect the registration and the sale of such Units or Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

               (i) notify the Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (ii) furnish   the   Holder   such   number  of  copies  of  such
                    registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the shares of Common Stock underlying this Warrant;

               (iii)use its best  efforts  to  register  or  qualify  the Units,
                    Warrants or Shares of Common Stock underlying this Warrant under such other securities or blue sky laws of such jurisdictions as Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the shares of Common Stock underlying this Warrant (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

               (iv) notify  Holder,  at  any  time  when a  prospectus  relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, whereupon Holder shall cease distributing any shares of Common Stock until, at the request of Holder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares of Common Stock, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; and

               (v) use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

         (d) All expenses incident to the Company's performance of or compliance with this Section 8, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, NASD fees, printing expenses, messenger and delivery expenses, fees arid disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, fees (up to $5,000), and disbursements of one counsel for the Holder, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company as provided in this Section 8.

         (e) The Company agrees to indemnify, to the extent permitted by law, Holder, its officers and directors and each person who controls Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement filed by the Company, prospectus prepared by the Company or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Holder expressly for use therein or by Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Holder with a sufficient number of copies of the same. In connection

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

with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to at least the same extent as provided above with respect to the indemnification of the Holder issued by the Company.

         (f) In connection with any registration statement in which Holder is participating, each Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Holder.

         (g) Any person entitled to  indemnification  under this Section 8 shall
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (h) The indemnification provided for under this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. In order to provide for contribution in any case in which either (i) Holder makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Holder in circumstances for which indemnification is provided under this Section 8; then, in each such case, the Company and Holder will contribute to the aggregate losses, claims, damages or liabilities which they would otherwise be obligated to indemnify under Sections 8(e) and 8(1) (after contribution from others) in such proportions so that Holder is responsible for the portion of such aggregate losses, claims, damages or liabilities represented by the percentage that the public offering price of its shares of Common Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         (i) Holder may not participate in any registration under this Section 8 which is underwritten unless Holder (i) agrees to sell Holder's shares of Common Stock on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be endorsed by the facsimile signatures of its duly authorized officers, and to be sealed with the facsimile seal of the Company

TOMBSTONE CARDS, INC.                     ATTESTED BY:



--------------------------------          --------------------------------
President                                 Secretary

--------------------------------          --------------------------------
Date                                      Date

                                SUBSCRIPTION FORM

           To be Executed by the Holder of this Warrant if such Holder
              Desires to Exercise this Warrant in Whole or in Part:

To:      Tombstone Cards, Inc. (the "Company")


The undersigned ___________________________ (Social Security number _____________or taxpayer identification number of Subscriber:
_________________________)  hereby  irrevocably  elects to exercise the right of
purchase   represented  by  this  Warrant  for,  and  to  purchase   thereunder,
____________ shares of the Common Stock (the "Common Stock") provided for therein and tenders payment herewith to the order of the Company in the amount of $______________, such payment being made as provided on the face of this Warrant.

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:    ______________________________________________________________________


Address: ______________________________________________________________________

         ______________________________________________________________________

Deliver to: ____________________________________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.


Dated:   ______________________



                              Signature ___________________________
                              Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

                               FORM OF ASSIGNMENT
                       (To Be Signed Only Upon Assignment)


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints __________________________________________ to transfer this Warrant on the books of the Company with the full power of substitution in the premises.


Dated: _____________________

In the presence of:

----------------------------------------


                               -----------------------------------------------
                              (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)